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Form 497
                         SUPPLEMENT DATED AUGUST 2, 2002
                            TO THE PROSPECTUS OF THE

                         VARIFUND PLUS VARIABLE ANNUITY
                                Dated May 1, 2002

                                 Issued Through
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

         On September 5, 2002, the Montgomery Variable Series: Growth Fund ("Growth Fund"), an investment option under the Varifund Plus variable annuity (the "Contract"), will be closed to new monies.

         On September 5, 2002, the Sub-account investing in the Growth Fund will no longer accept new premiums or transfers from other subaccounts or the fixed account, including dollar cost averaging transfers and automatic portfolio rebalancing. Monies already allocated to the Growth Fund Sub-account will remain in that Subaccount until Canada Life receives contrary instructions from you.

         In addition, the Growth Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Growth Fund on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your account differently, please call the Administrative Office at 1-800-905-1959.

         Canada Life has learned that, pending shareholder approval, the date of liquidation of the Growth Fund will be on or about October 31, 2002.

         On the date of the liquidation, Canada Life will allocate the monies it will receive upon the liquidation of the Growth Fund to the Subaccount that invests in the Fidelity VIP Money Market Portfolio ("Money Market Portfolio"). To the extent required by law, approvals of this automatic investment are being obtained from state and federal regulators in the applicable jurisdictions.

         The investment objective and policies of the Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the Money Market Portfolio's prospectus that accompanied the prospectus for the Contract. For additional copies of the Money Market Portfolio's prospectus, please contact the Administrative Office.

         The Money Market Portfolio seeks to obtain a high level of current income as is consistent with the preservation of capital and liquidity.

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         The following fees were associated with the Money Market Portfolio and the Growth Fund for the year 2001:


-----------------------------------------------------------------------------------------------------------------------
       Portfolio Name           Management Fees     12(b)-1     Other Expenses (after       Total Annual Portfolio
                                                     Fees      expense reimbursement,      Expenses (after expense
                                                                       if any)              reimbursement, if any)
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market            0.18%            NA               0.10%                       0.28%
Portfolio
-----------------------------------------------------------------------------------------------------------------------
Montgomery Variable Series:          0.65%            NA               0.63%                       1.28%
Growth Fund (liquidating fund)
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

         From the date of this Supplement to the date of the liquidation, each contract owner is permitted to make one transfer of all amounts under the Contract invested in the Growth Fund to one, or several, of the other portfolios available in your Contract. No transfer fee will be charged and this transfer will not count as a "free" transfer as defined in your Contract. Also, Canada Life will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the liquidation occurs. Attached to this Supplement is a Transfer Request Form. You will be sent a confirmation statement of any voluntary transfer.

         If you have not transferred out of the Growth Fund by the date of its liquidation, any monies Canada Life receives upon the liquidation of the Growth Fund will be automatically invested, by Canada Life, in the Subaccount that invests in the Money Market Portfolio.

         After the liquidation, if you had not voluntarily transferred out of the Growth Fund, you will be sent a written confirmation statement and notice informing you of any reinvestment that had been carried out. You will have 30 days from the date of the liquidation to transfer all monies that were automatically invested in the Money Market Portfolio, into one, or several, of the other portfolios without that transfer counting as a "free" transfer as defined in your Contract. Also, during those 30 days, Canada Life will not exercise any rights reserved under your Contract to impose additional transfer restrictions.


Please use this supplement with the May 1, 2002 Prospectus. Additional copies of the Varifund Plus prospectus are available from Canada Life. Read this supplement and your prospectus carefully and keep both documents together for future reference.






Dated August 2, 2002